                                                                      Exhibit 99


                            ADVANTA AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                         SUPPLEMENTARY SUMMARY OF EQUITY
                                  (in millions)


                                                                    THREE MONTHS ENDED
                                                                      MARCH 31, 1998
                                                                    ------------------


Balance at December 31, 1997
(including Mandatorily Redeemable Preferred Securities)                 $    1,027.0
                                                                        ------------



Components of net income:
          Gain on transfer of credit cards                                     536.4
          Restructure/other similar charges, net of tax                       (132.7)
          Mortgage, Leases & Corporate Cards, net of tax                         6.3
          Other, net                                                             8.8
                                                                        ------------
                         Total net income                                      418.8
                                                                        ------------



Components of other changes in equity:
          Share repurchase                                                    (850.0)
          Capital credits from stock option exercises
                         associated with the Fleet transaction                  50.1
          Other, net                                                             4.2
                                                                        ------------
                         Total other changes in equity                        (795.7)
                                                                        ------------



Balance at March 31, 1998
                                                                        ------------
(including Mandatorily Redeemable Preferred Securities)                 $      650.1
                                                                        ============

                            ADVANTA AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
           SUPPLEMENTAL SUMMARY OF RESTRUCTURING/OTHER SIMILAR CHARGES
                                  (in millions)


                                                                                     THREE MONTHS ENDED
                                                                                       MARCH 31, 1998
                                                                                     ------------------


   Severance & outplacement costs associated with workforce reduction, option exercise and other employee costs associated with Fleet Transaction/Tender
   Offer                                                                                  $       62.3
   Expense associated with exited business/product                                                54.1
   Impairment of facility assets related to restructuring                                          8.7
   Equity losses                                                                                  42.5
                                                                                          ------------

   Total restructure/other similar charges before income tax benefit                             167.6

   Related income tax benefit                                                                     34.9
                                                                                          ------------
   Total restructure/other similar charges after income tax benefit                       $      132.7
                                                                                          ============

                            ADVANTA AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                  (in millions)

                        Three Months Ended March 31, 1998


                                                                      Advanta
                                                      Advanta         Business
                                                      Mortgage        Services          Other            Total
                                                    ------------    ------------    ------------     ------------


Revenues:

Income from personal finance activities
                                                    $       45.2                                     $       45.2
Business loan and lease revenues                                    $       17.2                             17.2
Gain on transfer of credit cards                                                    $      541.3            541.3
Other                                                        9.3             5.9           119.3            134.5
                                                    ------------    ------------    ------------     ------------
          Total revenues                                    54.5            23.1           660.6            738.2
                                                    ------------    ------------    ------------     ------------


Expenses:
Provision for credit losses                                  2.6             3.1            28.3             34.0
Restructure/other similar charges                                                          167.6            167.6
Other                                                       45.0            17.9            76.4            139.3
                                                    ------------    ------------    ------------     ------------
           Total expenses                                   47.6            21.0           272.3            340.9
                                                    ------------    ------------    ------------     ------------



Income before income tax                                     6.9             2.1           388.3            397.3

(Benefit)/Provision for income taxes                         2.1              .6           (24.2)           (21.5)
                                                    ------------    ------------    ------------     ------------
Net income                                          $        4.8    $        1.5    $      412.5            418.8
                                                    ============    ============    ============     ============


Note: Other includes income from the credit card division up to the February 20, 1998 date of the Fleet transaction.

                            ADVANTA AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                                OPERATING RESULTS
                     ($ in millions, except per share data)


                                                           THREE MONTHS ENDED
                                                                MARCH 31
                                                       1998                 1997
                                                    ----------           ----------


Net Revenues(1)                                     $    154.4           $    182.5


Provision for Losses                                $     34.0           $     60.4


Operating Expenses(2)                               $    264.4           $    148.8


Net Income                                          $    418.8           ($    19.8)


Diluted Earnings Per Common Share(3)                $    11.04           ($    0.51)


Weighted Average Diluted Shares (Millions)              37,915               42,521


Return on Common Equity                                 260.14%              (20.49%)



(1) March 1998 revenues exclude a $541.3 million one time pretax gain on transfer of credit card relationships and includes equity loss of $42.5 million which is reflected in Restructure/other similar charges in the Supplemental Consolidating Income Statement.

(2) March 1998 operating expenses include pretax restructuring and other similar charges of $125.1 million. Excluding amortization of credit card DAC and restructuring and other similar charges, operating expenses decreased 7.6% from the prior year's first quarter.

(3) All periods reflect adoption of FAS 128; diluted EPS includes common stock equivalents.

                            ADVANTA AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                               FINANCIAL CONDITION
                     ($ in millions, except per share data)


                                                                                                  % CHANGE
                                                                                                  MAR. 1998
                                             MAR. 31,           DEC. 31,         MAR. 31,          VERSUS
                                               1998              1997              1997            MAR. 1997
                                           ------------      ------------      ------------      ------------

Managed Receivables*
    Advanta Mortgage(A)                    $      6,046      $      5,309      $      3,276           84.6%
    Advanta Business Services(B)           $      1,294      $      1,264      $        954           35.7%
    Other Loans                            $         12      $         41      $         25          (52.4%)

Total Managed Receivables(C)               $      7,352      $      6,614      $      4,255           72.8%

Total Serviced Receivables(C)              $     16,124      $     15,795      $      9,822           64.2%

Total Managed Assets(C)                    $      9,979      $      9,902      $      7,971           25.2%

Stockholders' Equity(D)                    $        650      $      1,027      $        937          (30.6%)

Book Value Per
    Common Share                           $      20.53      $      19.01      $      17.38           18.1%

Equity/Managed Assets(D)                            6.5%              4.9%              4.7%          40.0%

Reserve for Credit Losses(E)               $       17.9      $       19.4      $       11.3           58.4%

Customer Accounts
    Advanta Mortgage                                114               103                64           77.1%
    Advanta Business Services                       291               271               193           51.0%

CREDIT QUALITY

Managed Net Charge-off Rate
For the Quarter ended
     Advanta Mortgage(A)                           0.87%             0.91%             0.60%
     Advanta Business Services(B)                  4.54%             3.68%             2.13%


Managed 30+ Day Delinquency Rate
     Advanta Mortgage(A)                           7.05%             7.38%             6.35%
     Advanta Business Services(B)                  6.15%             6.46%             6.95%


(A) Includes Mortgages and Auto Loans. Excludes mortgages serviced on a third party basis which at March 31, 1998, December 31, 1997 and March 31, 1997 approximated $8.8 billion, $9.2 billion and $5.6 billion, respectively.

(B)     Includes Leases and Business Cards.

(C) Excludes consumer credit card balances of $11.2 billion at December 31, 1997 and $12.2 billion at March 31, 1997.

(D)     Equity includes capital securities and stockholders' equity.

(E) Excludes reserves related to the consumer credit business at March 31, 1997 and December 31, 1997.

*       Managed figures combine both owned and securitized receivables.


                --Statistical Supplement Available Upon Request--

                            ADVANTA AND SUBSIDIARIES
                              GUIDANCE INFORMATION
                                 ($ IN MILLIONS)


NOTE:  ALL DATA RELATES TO THE MANAGED PORTFOLIO UNLESS OTHERWISE NOTED


                                                                     UPDATED AS OF APRIL 21, 1998
                                                                     -----------------------------

ENDING RECEIVABLES
           ADVANTA MORTGAGE                                             $8,000 TO $9,000(A)
           MORTGAGE LOANS SERVICED FOR FEE                              $9,000 TO $12,000(A)
           ADVANTA BUSINESS SERVICES                                    $1,500 TO $1,800

REVENUES
           OWNED NET INTEREST MARGIN                                    2.00% TO 3.00%(A)
           ADVANTA MORTGAGE                                             2.80% TO 3.00%
                (EXCLUDES CONTRACT-FOR-FEE)
           ADVANTA BUSINESS SERVICES                                    6.50% TO 7.00%

NET CHARGE-OFF RATIOS
          ADVANTA MORTGAGE                                              70 BP TO 80 BP
          ADVANTA BUSINESS SERVICES                                     400 BP TO 450 BP(A)

ADVANTA MORTGAGE GAIN ON SALE ASSUMPTIONS USED AS OF MARCH 31, 1998
       ASSUMED PREPAYMENT RATES
            FIXED                                                       24.0%
            ARMS                                                        34.0%(A)
            INTERMEDIATE                                                29.0%(B)

       ASSUMED LOSS RATE                                                80 BP
       ASSUMED DISCOUNT RATE                                                   14%

       OPERATING EXPENSES                                                      3.25% TO 3.45%

       EQUITY/MANAGED ASSETS                                                   6% TO 7%

       SEGMENT NET INCOME

                  ADVANTA MORTGAGE                                             APPROX. $60
                  ADVANTA BUSINESS SERVICES                                    APPROX. $10

       NET INCOME                                                              APPROX. $70
                 2ND QUARTER                                                   $6 TO $7(B)

                 3RD QUARTER                                                   $15 TO $20(B)
                 4TH QUARTER                                                   $35 TO $40(B)

NOTE: THE ABOVE INFORMATION REFLECTS THE COMPANY'S GOOD-FAITH ESTIMATES OF CERTAIN PRELIMINARY PROJECTED RESULTS FOR 1998. THIS INFORMATION IS SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES, AS DESCRIBED IN THE ACCOMPANYING PRESS RELEASE.

(A)     INDICATES MODIFICATION TO PREVIOUS GUIDANCE

(B)     INDICATES NEW GUIDANCE CATEGORY